                               eCHAPMAN.COM, INC.
                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that the undersigned Director(s) and Executive Officers of eCHAPMAN.COM, INC., a Maryland corporation, hereby constitute and appoint NATHAN A. CHAPMAN, JR., and EARL U. BRAVO, SR. and either of them, the true and lawful agents and attorney-in-fact of the undersigned with full power and authority in either said agent and attorney-in-fact, to sign for the undersigned and in their respective names as Directors and Executive Officers of eChapman.com, Inc., Post-Effective Amendment 2 to the Registration Statement on Form SB-2, and any and all further amendments to said Registration Statement, hereby ratifying and confirming all acts taken by such agent and attorney-in-fact, as herein authorized.

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
                                                           DATE
                                                           ----
/s/ NATHAN A. CHAPMAN, JR.                           April 13, 2001
--------------------------                           --------------
Nathan A. Chapman, Jr., President and
Director (Principal Executive Officer)

/s/ DEMETRIS B. BROWN                                April 13, 2001
---------------------                                --------------
Demetris B. Brown, Chief Financial
Officer (Principal Accounting and
Financial Officer)

/s/ EARL U. BRAVO, SR.                               April 13, 2001
----------------------                               --------------
Earl U. Bravo, Sr., Director

/s/ DONALD V. WATKINS                                April 13, 2001
---------------------                                --------------
Donald V. Watkins, Director

/s/ LOTTIE H. SHACKELFORD                            April 13, 2001
-------------------------                            --------------
Lottie H. Shackelford, Director

/s/ RAYMOND HAYSBERT                                 April 13, 2001
--------------------                                 --------------
Raymond Haysbert, Director

/s/ MARK JEFFERSON                                   April 13, 2001
------------------                                   --------------
Mark Jefferson, Director

/s/ ADOLPH D. WASHINGTON                             April 13, 2001
------------------------                             --------------
Adolph D. Washington, Director

/s/ THERON STOKES                                    April 13, 2001
------------------                                   --------------
Theron Stokes, Director
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